Derivative Financial Instruments - Summary of Other Comprehensive Income Related to Cash Flow Hedge (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Gain hedging reserve	$ 0.0	$ 7.4	$ 0.0
(Loss) gain cost of hedging reserve	(17.6)	1.6	2.3
Deferred tax	6.0	0.0	0.0
Fair value	(8.9)	(2.5)	1.2
Other reclassifications	(4.2)	0.8	0.7
Total reported in other comprehensive income	$ (24.7)	$ 7.3	$ 4.2